Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED

Center for Technology Transfer

March 6, 2009

Mr. Kenneth T. Mills

Chief Executive Officer

ReGenX, LLC

750 17th Street, NW

Washington, DC 20006

Dear Ken:

Please find attached an amended Exhibit A “Patents and Patent Applications in Patent Rights” for the License Agreement between the Trustees of the University of Pennsylvania and ReGenX, LLC with an Effective Date of February 24, 2009 (the “Agreement”). The amendment removes Penn docket #K1774 from Exhibit A in its entirety. With the exception of this single change, all other provisions of the Agreement remain in full force and effect.

Sincerely yours,

Name:	Michael J. Cleare, PhD
Title:	Associate Vice Provost for Research and Executive Director, Center for Technology Transfer

Acknowledged and Agreed:

Signature:

Name:	Kenneth T. Mills
Title:	Chief Executive Officer, ReGenX, LLC
Date:	3/9/2009

3160 Chestnut Street, Suite 200    Philadelphia, PA 19104-6283

Tel 215.573.4500    Fax 215.898.9519    www.ctt.upenn.edu

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

Patents and Patent Applications in Patent Rights

Penn #	Disclosure Title	US Patents	Foreign Patents
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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.